UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2018

CLEARBRIDGE

SELECT FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide long-term growth of capital.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Select Fund for the twelve-month reporting period ended October 31, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2018

II	ClearBridge Select Fund

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended October 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2017 and first quarter 2018 U.S. gross domestic product (“GDP”)i growth was 2.3% and 2.2%, respectively. GDP growth then accelerated to 4.2% during the second quarter of 2018 — the strongest reading since the third quarter of 2014. Finally, the U.S. Department of Commerce’s second reading for third quarter 2018 GDP growth — released after the reporting period ended — was 3.5%. The deceleration in GDP growth in the third quarter of 2018 reflected a downturn in exports and decelerations in nonresidential fixed investment and personal consumption expenditures. Imports increased in the third quarter after decreasing in the second. These movements were partly offset by an upturn in private inventory investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on October 31, 2018, the unemployment rate was 3.7%, versus 4.1% when the period began. October 2018’s reading equaled the lowest unemployment rate since 1969. The percentage of longer-term unemployed also declined during the reporting period. In October 2018, 22.5% of Americans looking for a job had been out of work for more than six months, versus 23.8% when the period began.

Looking back, at its meeting that concluded on September 20, 2017, the Federal Reserve Board (the “Fed”)ii kept the federal funds rateiii on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%. At its meeting that concluded on June 13, 2018, the Fed raised the federal funds rate to a range between 1.75% and 2.00%. Finally, at its meeting that ended on September 26, 2018, the Fed raised the federal funds rate to a range between 2.00% and 2.25%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

ClearBridge Select Fund	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	ClearBridge Select Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide long-term growth of capital. The Fund seeks to achieve its investment objective by taking an unconstrained approach to investing with an emphasis on equity securities. Under normal circumstances, the Fund invests primarily in publicly traded equity and equity-related securities of U.S. and non-U.S. companies or other instruments with similar economic characteristics. The Fund may invest in securities of issuers of any market capitalization. The Fund has no geographical limits on where it may invest — it may invest in both developed and emerging markets. The Fund may invest in securities issued through private placements.

While the Fund expects to invest primarily in equity and equity-related securities, the Fund may, at times, also invest to a significant extent in fixed income securities, including lower-rated, high yielding debt securities (commonly known as “junk bonds”), when we believe that such securities will provide more attractive total return opportunities compared to equity securities.

The Fund uses a bottom-up investment methodology for equity securities and fixed income securities selection that relies extensively on fundamental research to identify companies with strong growth prospects and/or attractive valuations, without regard to a benchmark. As a result, the Fund’s holdings may deviate significantly from its performance benchmarks.

The Fund uses a focused approach of investing in a smaller number of issuers, which may result in significant exposure to certain industries or sectors, such as information technology and internet technology services. If market conditions warrant, the Fund may enter into short positions on securities, indexes or other instruments. The Fund may invest in futures, options, forward contracts, and swaps, among other derivative instruments. Derivatives and short positions may be used as a hedging technique in an attempt to manage risk in the Fund’s portfolio, as a substitute for buying or selling securities, as a cash flow management technique, or as a means of enhancing returns.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Major U.S. equity indices produced positive results through an increasingly volatile twelve-month reporting period ended October 31, 2018. Small-cap stocks underperformed large-cap stocks, as the small-cap Russell 2000 Indexi gained 1.85%, while the large-cap S&P 500 Indexii added 7.35% and the Fund’s benchmark, the Russell 3000 Indexiii, advanced 6.60% over the reporting period.

For the reporting period, Information Technology (“IT”) (+15.51%) and Consumer Discretionary (+13.70%) were the best performing sectors in the Russell 3000 Index, as stocks boosted by momentum were able to maintain their strong performance earlier in the year. The Health Care (+11.59%) sector also outperformed. Laggards for the reporting period included the Materials (-10.68%), Industrials (-1.48%) and Financials (-0.23%) sectors.

Small- and mid-cap stocks benefited from a variety of catalysts. Chief among them have been the rising dollar compromising multinational earnings prospects, the implication of uncertain trade negotiations and tariffs and worries over cyclical

ClearBridge Select Fund 2018 Annual Report	1

Fund overview (cont’d)

fundamentals. Companies with secular growth tailwinds and disruptive business models have had a fertile environment in which to invest behind their opportunities — a growing economy and abundantly accommodative capital availability — leading to outsized growth metrics and concomitant stock market outperformance.

Earnings have also been a significant driver of results, following a path that has seen them deliver double-digit growth over the last year. In addition, innovation-starved large cap companies have snapped up smaller growth companies across a variety of sectors. Outperformance has begat outperformance with price momentum and upward earnings revisions strongest among smaller growth companies.

Stocks delivered front-end loaded performance during the reporting period. The fiscal stimulus of the corporate and individual tax cuts led to robust economic growth, with U.S. gross domestic product (“GDP”)iv growth, as measured by the U.S. Department of Commerce, at 4.2% in the second quarter of 2018 and 3.5% in the third quarter of 2018, and high levels of consumer confidence in the first half of calendar 2018 and multi-decade low unemployment levels. A series of short-term interest rate increases by the U.S. Federal Reserve Board (the “Fed”)v caused an increase in longer dated bond yields which, interwoven with a variety of international trade and political factors, set in motion a corrective phase in stocks in the last few months of the year.

Q. How did we respond to these changing market conditions?

A. The Fund benefited from both the outperformance of IT stocks that represent the Fund’s largest sector allocation as well as from the broad-based contributions of companies across the Consumer Discretionary, Industrials, Financials and Health Care sectors. These results reflect the go-anywhere approach we take to sourcing investment ideas and intentionally avoiding what we believe to be unattractive areas of the market. While the portfolio slants toward innovative, growth-oriented businesses, we target four types of investments (disruptors, compounders, evolving opportunities and alternatives) that enable us to increase exposure whenever we see the most potential for capital appreciation.

Our goal with portfolio construction is to gain exposure to diverse revenue sources and business models that can adapt and evolve to changing market conditions and industry dynamics. Grouping portfolio companies into categories, or buckets, helps manage risk by ensuring that performance is not overly reliant on a specific style of investment. Early in the reporting period, we lowered the weighting of steady compounders with macroeconomic exposure, repositioning assets into the disruptor bucket. At that time, disruptors, which are transforming existing markets with next generation technology like ServiceNow, Inc. is employing for enterprise IT managers, or a new approach to serving customers like Carvana Co. in the used car market, presented more appealing valuations with the potential for higher growth rates and cash flow margins than the market expected.

Over the later part of the reporting period, we took profits in some of our strongest performers in the disruptor segment and redeployed into areas with more attractive valuations. These actions, as well as the reclassification of some companies into a

2	ClearBridge Select Fund 2018 Annual Report

new Communication Services1 sector, caused our IT weighting to decline meaningfully. Late in the period, we added three new positions in the evolving opportunities segment. Evolving opportunities consist of companies that we believe are temporarily mispriced, but have an identified catalyst that should lead to improvement, like Lowe’s Cos., Inc. with a newly installed management team focused on closing the performance gap with its biggest rival. Another evolving opportunity addition, Expedia Group, is expected to see accelerated growth with its investment in the cloud and international expansion.

The dynamic characteristics we look for in the Fund’s portfolio companies also tend to be attractive to strategic acquirers looking for new sources of growth. Six companies were the target of acquisitions during the reporting period, with deals spanning market sectors from Financial Engines in the Financials sector to Blue Buffalo Pet Products, Inc. in the Consumer Staples sector and XO Group Inc. in the Communication Services sector.

Performance review

For the twelve months ended October 31, 2018, Class I shares of ClearBridge Select Fund returned 25.18%. The Fund’s unmanaged benchmark, the Russell 3000 Index returned 6.60% for the same period. The Lipper Mid-Cap Core Funds Category Average2 returned -0.12% over the same time frame.

Performance Snapshot as of October 31, 2018 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Select Fund:
Class A	6.07%	24.83%
Class C	5.66%	23.87%
Class FI	6.08%	24.79%
Class I	6.24%	25.18%
Class IS	6.16%	25.18%
Russell 3000 Index	2.70%	6.60%
Lipper Mid-Cap Core Funds Category Average[2]	-2.47%	-0.12%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

[1]

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 443 funds for the six-month period and among the 428 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

ClearBridge Select Fund 2018 Annual Report	3

Fund overview (cont’d)

Performance of Class A2 shares in not shown because the inception date for this share class was September 14, 2018.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 13, 2018, the gross total annual fund operating expense ratios for Class A, Class C, Class FI, Class I and Class IS shares were 2.23%, 3.20%, 2.24%, 2.11% and 2.05%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses, expenses related to short sales and acquired fund fees and expenses, to average net assets will not exceed 1.50% for Class A shares, 2.25% for Class C shares, 1.50% for Class FI shares, 1.15% for Class I shares and 1.05% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waving fees and/or reimbursing expenses for each class exceed the expense cap as a result of acquired fund fees and expenses and dividend expenses on securities sold short. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund produced positive returns in eight of the nine sectors in which it was invested (out of eleven sectors in total) over the reporting period, with the greatest contributions to returns coming from the IT sector.

Relative to the benchmark, overall stock selection and sector allocation contributed to performance for the period. In particular, stock selection in the IT and Consumer Discretionary sectors and an overweight to the IT sector were the primary contributors to relative results. In addition, stock selection in the Industrials and Health Care sectors and an underweight allocation to the Financials sector aided results.

Leading stock contributors included positions in Carvana Co., Ross Stores Inc. and Advance Auto Part Inc., all in the Consumer Discretionary sector, as well as Fortinet Inc. and New Relic Inc. both in the IT sector.

Q. What were the leading detractors from performance?

A. Relative to the benchmark, stock selection in the Communication Services sector detracted from performance for the reporting period.

On an individual stock basis, the leading detractors from performance for the period included the Fund’s holdings in comScore Inc., Lions Gate Entertainment Corp. and Baidu Inc. in the Communication Services sector, Constellation Brands, Inc. in the

4	ClearBridge Select Fund 2018 Annual Report

Consumer Staples sector and Masonite International Corp. in the Industrials sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. The Fund executed a number of buy and sell transactions over the course of the reporting period. The largest additions to the Fund’s portfolio were Cardtronics plc and Casa Systems, Inc. in the IT sector, Constellation Brands, Inc. in the Consumer Staples sector, Spotify Technology SA in the Communication Services sector and CoreSite Realty Corp. in the Real Estate sector. The largest positions closed during the reporting period were the iShares Core S&P Value ETF, BroadSoft, Inc. and Broadcom, Inc, in the IT sector, XO Group Inc. in the Communication Services sector and Blue Buffalo Pet Products Inc. in the Consumer Staples sector.

Thank you for your investment in ClearBridge Select Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Aram Green

Portfolio Manager

ClearBridge Investments, LLC

November 20, 2018

RISKS: Equity securities are subject to market and price fluctuations. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Fixed income securities involve interest rate, credit, inflation and reinvestment risks. As interest rate rise, the value of fixed income securities falls. High yield bonds, commonly known as “junk bonds,” are subject to a greater price volatility, illiquidity and possibility of default. As a non-diversified fund, it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. Investments in privately placed securities involve additional risks, including that the issuers of such securities are not typically subject to the same disclosure and other regulatory requirements and oversight to which public issuers are subject. There may be very little public information available about the issuers and they may have limited liquidity. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Short positions involve leverage and there is no limit on the amount of loss on a security that is sold short. The Fund may suffer significant losses if assets that the Fund sells short appreciate rather than depreciate in value. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2018 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of October 31, 2018 were: ServiceNow Inc. (2.9%), SBA Communications Corp. (2.8%), Ross Stores Inc. (2.7%), Fortinet Inc. (2.6%), Advance Auto Parts Inc. (2.4%), Shopify Inc., Class A shares (2.3%), Adobe Inc. (2.3%), Cornerstone OnDemand Inc. (2.2%), Syneos Health Inc. (2.2%) and Copart Inc. (2.0%). Please refer to

ClearBridge Select Fund 2018 Annual Report	5

Fund overview (cont’d)

pages 12 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2018 were: Information Technology (38.9%), Health Care (12.8%), Consumer Discretionary (11.7%), Industrials (7.3%) and Communication Services (5.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

iv	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

[v]

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

6	ClearBridge Select Fund 2018 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2018 and October 31, 2017 and does not include derivatives, such as written options and securities sold short. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

*

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communications Services sector.

ClearBridge Select Fund 2018 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2018 and held for the six months ended October 31, 2018, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period			Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	6.07%	$1,000.00	$1,060.70	1.50%	$7.79	[3]	Class A	5.00%	$1,000.00	$1,017.64	1.50%	$7.63
Class A2[4]	-11.07	1,000.00	889.30	1.55	1.81	[5]	Class A2	5.00	1,000.00	1,017.39	1.55	7.88
Class C	5.66	1,000.00	1,056.60	2.28	11.82	[3]	Class C	5.00	1,000.00	1,013.71	2.28	11.57
Class FI	6.08	1,000.00	1,060.80	1.50	7.79	[3]	Class FI	5.00	1,000.00	1,017.64	1.50	7.63
Class I	6.24	1,000.00	1,062.40	1.23	6.39	[3]	Class I	5.00	1,000.00	1,019.00	1.23	6.26
Class IS	6.16	1,000.00	1,061.60	1.07	5.56	[3]	Class IS	5.00	1,000.00	1,019.81	1.07	5.45

8	ClearBridge Select Fund 2018 Annual Report

[1]	For the six months ended October 31, 2018, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

[4]	For the period September 14, 2018 (inception date) to October 31, 2018.

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (45), then divided by 365.

ClearBridge Select Fund 2018 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2+	Class C	Class FI	Class I	Class IS
Twelve Months Ended 10/31/18	24.83%	N/A	23.87%	24.79%	25.18%	25.18%
Five Years Ended 10/31/18	14.78	N/A	13.87	14.75	15.11	15.17
Inception* through 10/31/18	14.47	-11.07%	13.57	18.96	19.43	19.41

With sales charges[2]	Class A	Class A2+	Class C	Class FI	Class I	Class IS
Twelve Months Ended 10/31/18	17.63%	N/A	22.87%	24.79%	25.18%	25.18%
Five Years Ended 10/31/18	13.42	N/A	13.87	14.75	15.11	15.17
Inception* through 10/31/18	13.15	-16.18%	13.57	18.96	19.43	19.41

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 9/23/13 through 10/31/18)	99.34%
Class A2 (Inception date of 9/14/18 through 10/31/18)	-11.07
Class C (Inception date of 9/23/13 through 10/31/18)	91.43
Class FI (Inception date of 11/30/12 through 10/31/18)	179.39
Class I (Inception date of 11/30/12 through 10/31/18)	185.94
Class IS (Inception date of 11/30/12 through 10/31/18)	185.68

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

+	Not annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A and Class A2 shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, FI, I and IS shares are September 23, 2013, September 14, 2018, September 23, 2013, November 30, 2012, November 30, 2012 and November 30, 2012, respectively.

10	ClearBridge Select Fund 2018 Annual Report

Historical performance

Value of $10,000 invested in

Class FI Shares of ClearBridge Select Fund vs. Russell 3000 Index† — November 30, 2012 - October 2018

Value of $1,000,000 invested in

Class I and IS Shares of ClearBridge Select Fund vs. Russell 3000 Index† — November 30, 2012 - October 2018

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class FI shares and $1,000,000 invested in Class I and Class IS shares of ClearBridge Select Fund on November 30, 2012 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2018. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class FI, I and IS shares’ performance indicated on these charts, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

ClearBridge Select Fund 2018 Annual Report	11

Schedule of investments

October 31, 2018

ClearBridge Select Fund

Security	Shares	Value
Common Stocks — 86.2%
Communication Services — 5.8%
Entertainment — 1.3%
Lions Gate Entertainment Corp., Class B Shares	156,611	$2,786,110
Interactive Media & Services — 3.7%
Baidu Inc., ADR	14,627	2,780,008	*
Cargurus Inc.	23,865	1,060,083	*
Facebook Inc., Class A Shares	6,990	1,061,012	*
Yelp Inc.	70,065	3,000,183	*
Total Interactive Media & Services		7,901,286
Media — 0.8%
comScore Inc.	104,631	1,668,864	*
Turn Inc. (Escrow)	12,626	4,388	*(a)(b)(c)
Total Media		1,673,252
Total Communication Services		12,360,648
Consumer Discretionary — 11.7%
Auto Components — 1.1%
Fox Factory Holding Corp.	43,518	2,338,222	*
Internet & Direct Marketing Retail — 3.1%
Expedia Group Inc.	23,100	2,897,433
MercadoLibre Inc.	11,672	3,787,564
Total Internet & Direct Marketing Retail		6,684,997
Specialty Retail — 7.5%
Advance Auto Parts Inc.	31,267	4,995,216
Carvana Co.	78,604	3,045,905 *
Lowe’s Cos. Inc.	21,630	2,059,609
Ross Stores Inc.	58,411	5,782,689
Total Specialty Retail		15,883,419
Total Consumer Discretionary		24,906,638
Consumer Staples — 2.8%
Beverages — 1.8%
Constellation Brands Inc., Class A Shares	18,951	3,775,608
Food & Staples Retailing — 1.0%
Casey’s General Stores Inc.	16,455	2,075,140
Total Consumer Staples		5,850,748
Financials — 1.5%
Capital Markets — 1.5%
KKR & Co. Inc., Class A Shares	133,131	3,148,548

See Notes to Financial Statements.

12	ClearBridge Select Fund 2018 Annual Report

ClearBridge Select Fund

Security	Shares	Value
Health Care — 12.8%
Biotechnology — 2.1%
Alexion Pharmaceuticals Inc.	17,599	$1,972,320	*
BioMarin Pharmaceutical Inc.	27,970	2,577,995	*
Total Biotechnology		4,550,315
Health Care Equipment & Supplies — 1.4%
Insulet Corp.	33,730	2,975,323	*
Health Care Providers & Services — 1.8%
Surgery Partners Inc.	281,972	3,831,999	*
Health Care Technology — 2.7%
athenahealth Inc.	22,780	2,905,361	*
Medidata Solutions Inc.	39,059	2,745,848	*
Total Health Care Technology		5,651,209
Life Sciences Tools & Services — 4.8%
Bio-Rad Laboratories Inc., Class A Shares	10,819	2,951,964	*
PerkinElmer Inc.	29,725	2,570,618
Syneos Health Inc.	103,226	4,710,203	*
Total Life Sciences Tools & Services		10,232,785
Total Health Care		27,241,631
Industrials — 7.3%
Building Products — 2.8%
Masonite International Corp.	42,048	2,329,039	*
Trex Co. Inc.	58,764	3,602,233	*
Total Building Products		5,931,272
Commercial Services & Supplies — 2.0%
Copart Inc.	86,337	4,222,743	*
Machinery — 1.1%
Tennant Co.	36,709	2,243,654
Trading Companies & Distributors — 1.4%
H&E Equipment Services Inc.	125,237	3,016,959
Total Industrials		15,414,628
Information Technology — 38.9%
Communications Equipment — 1.5%
Casa Systems Inc.	219,189	3,156,322	*
Electronic Equipment, Instruments & Components — 0.5%
nLight Inc.	55,040	981,914	*
IT Services — 11.9%
Cardtronics PLC, Class A Shares	152,661	4,146,273	*
Pandora Media Inc.	357,058	3,034,993	*

See Notes to Financial Statements.

ClearBridge Select Fund 2018 Annual Report	13

Schedule of investments (cont’d)

October 31, 2018

ClearBridge Select Fund

Security	Shares	Value
IT Services — continued
Shopify Inc., Class A Shares	36,049	$4,980,169	*
Spotify Technology SA	24,528	3,671,596	*
StoneCo Ltd., Class A Shares	35,640	1,022,512	*
Visa Inc., Class A Shares	24,653	3,398,416
Wix.com Ltd.	40,793	3,971,199	*
Zillow Group Inc., Class C Shares	24,801	998,488	*
Total IT Services		25,223,646
Software — 23.4%
Adobe Inc.	19,716	4,845,404	*
Citrix Systems Inc.	23,712	2,429,769
Cornerstone OnDemand Inc.	96,240	4,739,820	*
DocuSign Inc.	68,579	2,876,203	*
FireEye Inc.	185,233	3,424,958	*
ForeScout Technologies Inc.	94,968	2,615,419	*
Fortinet Inc.	65,924	5,417,634	*
MINDBODY Inc., Class A Shares	100,540	3,201,194	*
New Relic Inc.	41,504	3,704,232	*
Qualys Inc.	45,750	3,259,230	*
ServiceNow Inc.	34,539	6,252,941	*
Tableau Software Inc., Class A Shares	21,045	2,245,081	*
Varonis Systems Inc.	31,020	1,894,391	*
Yext Inc.	148,116	2,846,789	*
Total Software		49,753,065
Technology Hardware, Storage & Peripherals — 1.6%
Apple Inc.	15,261	3,340,022
Total Information Technology		82,454,969
Real Estate — 5.4%
Equity Real Estate Investment Trusts (REITs) — 4.3%
CoreSite Realty Corp.	33,878	3,179,789
SBA Communications Corp.	36,771	5,963,153	*
Total Equity Real Estate Investment Trusts (REITs)		9,142,942
Real Estate Management & Development — 1.1%
CBRE Group Inc., Class A Shares	57,731	2,325,982	*
Total Real Estate		11,468,924
Total Investments before Short-Term Investments (Cost — $176,694,903)		182,846,734

See Notes to Financial Statements.

14	ClearBridge Select Fund 2018 Annual Report

ClearBridge Select Fund

Security	Rate	Shares	Value
Short-Term Investments — 13.3%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost — $28,338,463)	1.995%	28,338,463	$28,338,463
Total Investments — 99.5% (Cost — $205,033,366)			211,185,197
Other Assets in Excess of Liabilities — 0.5%			1,008,183
Total Net Assets — 100.0%			$212,193,380

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(b)	Security is valued using significant unobservable inputs (Note 1).

(c)	Restricted security (Note 8).

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

Security	Shares	Value
Securities Sold Short‡ — (1.4)%
Common Stocks — (1.4)%
Communication Services — (0.6)%
Media — (0.6)%
Omnicom Group Inc.	(15,760)	$(1,171,283)
Consumer Discretionary — (0.5)%
Internet & Direct Marketing Retail — (0.5)%
TripAdvisor Inc.	(20,434)	(1,065,429	) *
Information Technology — (0.3)%
Software — (0.3)%
Pivotal Software Inc., Class A Shares	(31,823)	(649,189	) *
Total Securities Sold Short (Proceeds — $(3,122,430))		$(2,885,901)

*	Non-income producing security.

‡	Percentages indicated are based on net assets.

See Notes to Financial Statements.

ClearBridge Select Fund 2018 Annual Report	15

Statement of assets and liabilities

October 31, 2018

Assets:
Investments, at value (Cost — $205,033,366)	$211,185,197
Deposits with brokers for securities sold short	4,228,314
Receivable for Fund shares sold	3,459,423
Receivable for securities sold	1,177,450
Deposits for exchange traded options	520,750
Dividends and interest receivable	67,070
Prepaid expenses	71,074
Total Assets	220,709,278

Liabilities:
Payable for securities purchased	5,076,906
Investments sold short, at value (proceeds received $3,122,430)	2,885,901
Investment management fee payable	210,418
Payable for Fund shares repurchased	203,771
Service and/or distribution fees payable	22,426
Interest payable on securities sold short	5,821
Accrued expenses	110,655
Total Liabilities	8,515,898
Total Net Assets	$212,193,380

Net Assets:
Par value (Note 7)	$88
Paid-in capital in excess of par value	203,362,938
Undistributed net investment income	5,648
Accumulated net realized gain on investments, written options and short sales	2,436,346
Net unrealized appreciation on investments and short sales	6,388,360
Total Net Assets	$212,193,380

See Notes to Financial Statements.

16	ClearBridge Select Fund 2018 Annual Report

Net Assets:
Class A	$66,736,629
Class A2	$9,714,471
Class C	$5,323,100
Class FI	$17,591,850
Class I	$109,197,183
Class IS	$3,630,147

Shares Outstanding:
Class A	2,790,117
Class A2	405,873
Class C	232,058
Class FI	736,052
Class I	4,457,027
Class IS	148,372

Net Asset Value:
Class A (and redemption price)	$23.92
Class A2 (and redemption price)	$23.93
Class C*	$22.94
Class FI (and redemption price)	$23.90
Class I (and redemption price)	$24.50
Class IS (and redemption price)	$24.47
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$25.38
Class A2 (based on maximum initial sales charge of 5.75%)	$25.39

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

ClearBridge Select Fund 2018 Annual Report	17

Statement of operations

For the Year Ended October 31, 2018

Investment Income:
Dividends	$242,429
Interest	205,773
Less: Foreign taxes withheld	(4,222)
Total Investment Income	443,980

Expenses:
Investment management fee (Note 2)	876,061
Registration fees	108,716
Service and/or distribution fees (Notes 2 and 5)	108,596
Transfer agent fees (Note 5)	87,821
Fund accounting fees	48,025
Audit and tax fees	39,749
Interest expense on securities sold short	39,380
Legal fees	34,693
Dividend expense on securities sold short	26,528
Shareholder reports	21,314
Trustees’ fees	4,609
Custody fees	3,201
Insurance	914
Miscellaneous expenses	5,451
Total Expenses	1,405,058
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(179,174)
Net Expenses	1,225,884
Net Investment Loss	(781,904)

Realized and Unrealized Gain (Loss) on Investments, Written Options and Short Sales (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	3,167,726
Written options	17,233
Securities sold short	229,584
Net Realized Gain	3,414,543
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(815,128)
Written options	(4,300)
Securities sold short	236,529
Change in Net Unrealized Appreciation (Depreciation)	(582,899)
Net Gain on Investments, Written Options and Short Sales	2,831,644
Increase in Net Assets From Operations	$2,049,740

See Notes to Financial Statements.

18	ClearBridge Select Fund 2018 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2018	2017

Operations:
Net investment loss	$(781,904)	$(138,662)
Net realized gain	3,414,543	660,140
Change in net unrealized appreciation (depreciation)	(582,899)	4,264,664
Increase in Net Assets From Operations	2,049,740	4,786,142

Distributions to Shareholders From (Notes 1 and 6):
Net realized gains	(610,333)	(123,240)
Decrease in Net Assets From Distributions to Shareholders	(610,333)	(123,240)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	253,570,664	20,595,239
Reinvestment of distributions	586,657	111,910
Cost of shares repurchased	(71,127,732)	(8,616,700)
Increase in Net Assets From Fund Share Transactions	183,029,589	12,090,449
Increase in Net Assets	184,468,996	16,753,351

Net Assets:
Beginning of year	27,724,384	10,971,033
End of year*	$212,193,380	$27,724,384
*Includesundistributed net investment income (accumulated net investment loss), respectively, of:	$5,648	$(25,700)

See Notes to Financial Statements.

ClearBridge Select Fund 2018 Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$19.61	$14.81	$15.30	$15.65	$14.05

Income (loss) from operations:
Net investment loss	(0.25)	(0.16)	(0.16)	(0.18)	(0.14)
Net realized and unrealized gain	5.00	5.13	0.44	0.34	2.27
Total income from operations	4.75	4.97	0.28	0.16	2.13

Less distributions from:
Net investment income	—	—	—	—	(0.01)
Net realized gains	(0.44)	(0.17)	(0.77)	(0.51)	(0.52)
Total distributions	(0.44)	(0.17)	(0.77)	(0.51)	(0.53)

Net asset value, end of year	$23.92	$19.61	$14.81	$15.30	$15.65
Total return[2]	24.83%	33.89%	1.97%	0.93%	15.79%

Net assets, end of year (000s)	$66,737	$5,998	$765	$384	$148

Ratios to average net assets:
Gross expenses	1.66%	2.20%	3.20%	2.77%	3.00%
Net expenses[3,4]	1.49	1.24	1.49	1.45	1.28
Net investment loss	(1.00)	(0.88)	(1.15)	(1.15)	(0.93)

Portfolio turnover rate	27%[5]	38%[5]	25%	29%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses, expenses related to short sales and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[5]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 33% and 39% for the years ended October 31, 2018 and October 31, 2017, respectively.

See Notes to Financial Statements.

20	ClearBridge Select Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A2 Shares[1]	2018[2]

Net asset value, beginning of period	$26.92

Loss from operations:
Net investment loss	(0.03)
Net realized and unrealized loss	(2.96)
Total loss from operations	(2.99)

Net asset value, end of period	$23.93
Total return[3]	(11.07)%

Net assets, end of period (000s)	$9,714

Ratios to average net assets:
Gross expenses	1.70%[4]
Net expenses[5,6]	1.55 [4]
Net investment loss	(1.02) [4]

Portfolio turnover rate	27%[7,8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 14, 2018 (inception date) to October 31, 2018.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses, expenses related to short sales and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 33% for the year ended October 31, 2018.

[8]	For the year ended October 31, 2018.

See Notes to Financial Statements.

ClearBridge Select Fund 2018 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$18.96	$14.46	$15.03	$15.51	$14.04

Income (loss) from operations:
Net investment loss	(0.42)	(0.32)	(0.26)	(0.30)	(0.25)
Net realized and unrealized gain	4.84	4.99	0.46	0.33	2.24
Total income from operations	4.42	4.67	0.20	0.03	1.99

Less distributions from:
Net investment income	—	—	—	—	(0.00) [2]
Net realized gains	(0.44)	(0.17)	(0.77)	(0.51)	(0.52)
Total distributions	(0.44)	(0.17)	(0.77)	(0.51)	(0.52)

Net asset value, end of year	$22.94	$18.96	$14.46	$15.03	$15.51
Total return[3]	23.87%	32.63%	1.38%	0.15%	14.77%

Net assets, end of year (000s)	$5,323	$171	$51	$87	$24

Ratios to average net assets:
Gross expenses	2.45%	3.18%	4.19%	3.73%	3.89%
Net expenses[4,5]	2.27	2.22	2.25	2.25	2.25
Net investment loss	(1.77)	(1.89)	(1.96)	(1.96)	(1.71)

Portfolio turnover rate	27%[6]	38%[6]	25%	29%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses, expenses related to short sales and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.25%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[6]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 33% and 39% for the years ended October 31, 2018 and October 31, 2017, respectively.

See Notes to Financial Statements.

22	ClearBridge Select Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class FI Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$19.60	$14.82	$15.30	$15.66	$14.04

Income (loss) from operations:
Net investment loss	(0.24)	(0.16)	(0.16)	(0.17)	(0.12)
Net realized and unrealized gain	4.98	5.11	0.45	0.32	2.26
Total income from operations	4.74	4.95	0.29	0.15	2.14

Less distributions from:
Net realized gains	(0.44)	(0.17)	(0.77)	(0.51)	(0.52)
Total distributions	(0.44)	(0.17)	(0.77)	(0.51)	(0.52)

Net asset value, end of year	$23.90	$19.60	$14.82	$15.30	$15.66
Total return[2]	24.79%	33.74%	2.03%	0.87%	15.85%

Net assets, end of year (000s)	$17,592	$49	$37	$16	$16

Ratios to average net assets:
Gross expenses	1.63%	2.22%	3.32%	2.57%	2.79%
Net expenses[3,4]	1.46	1.25	1.50	1.27	1.19
Net investment loss	(0.99)	(0.89)	(1.16)	(1.08)	(0.83)

Portfolio turnover rate	27%[5]	38%[5]	25%	29%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses, expenses related to short sales and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[5]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 33% and 39% for the years ended October 31, 2018 and October 31, 2017, respectively.

See Notes to Financial Statements.

ClearBridge Select Fund 2018 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$20.02	$15.09	$15.51	$15.82	$14.15

Income (loss) from operations:
Net investment loss	(0.18)	(0.13)	(0.12)	(0.13)	(0.08)
Net realized and unrealized gain	5.10	5.23	0.47	0.33	2.28
Total income from operations	4.92	5.10	0.35	0.20	2.20

Less distributions from:
Net investment income	—	—	—	—	(0.01)
Net realized gains	(0.44)	(0.17)	(0.77)	(0.51)	(0.52)
Total distributions	(0.44)	(0.17)	(0.77)	(0.51)	(0.53)

Net asset value, end of year	$24.50	$20.02	$15.09	$15.51	$15.82
Total return[2]	25.18%	34.13%	2.34%	1.25%	16.15%

Net assets, end of year (000s)	$109,197	$8,364	$2,221	$2,022	$3,737

Ratios to average net assets:
Gross expenses	1.45%	2.08%	2.87%	2.36%	2.92%
Net expenses[3,4]	1.22	1.08	1.15	1.13	1.10
Net investment loss	(0.73)	(0.75)	(0.80)	(0.83)	(0.54)

Portfolio turnover rate	27%[5]	38%[5]	25%	29%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses, expenses related to short sales and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.15%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[5]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 33% and 39% for the years ended October 31, 2018 and October 31, 2017, respectively.

See Notes to Financial Statements.

24	ClearBridge Select Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class IS Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$19.98	$15.05	$15.46	$15.76	$14.10

Income (loss) from operations:
Net investment loss	(0.15)	(0.13)	(0.10)	(0.12)	(0.06)
Net realized and unrealized gain	5.08	5.23	0.46	0.33	2.26
Total income from operations	4.93	5.10	0.36	0.21	2.20

Less distributions from:
Net investment income	—	—	—	—	(0.02)
Net realized gains	(0.44)	(0.17)	(0.77)	(0.51)	(0.52)
Total distributions	(0.44)	(0.17)	(0.77)	(0.51)	(0.54)

Net asset value, end of year	$24.47	$19.98	$15.05	$15.46	$15.76
Total return[2]	25.18%	34.22%	2.42%	1.32%	16.21%

Net assets, end of year (000s)	$3,630	$13,142	$7,898	$8,246	$8,138

Ratios to average net assets:
Gross expenses	1.27%	2.02%	2.78%	2.29%	2.66%
Net expenses[3,4]	1.09	1.05	1.05	1.05	1.05
Net investment loss	(0.66)	(0.72)	(0.70)	(0.75)	(0.39)

Portfolio turnover rate	27%[5]	38%[5]	25%	29%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses, expenses related to short sales and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 1.05%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[5]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 33% and 39% for the years ended October 31, 2018 and October 31, 2017, respectively.

See Notes to Financial Statements.

ClearBridge Select Fund 2018 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Select Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

26	ClearBridge Select Fund 2018 Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

ClearBridge Select Fund 2018 Annual Report	27

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Communication services	$12,356,260	—	$4,388	$12,360,648
Other common stocks	170,486,086	—	—	170,486,086
Total long-term investments	182,842,346	—	4,388	182,846,734
Short-term investments†	28,338,463	—	—	28,338,463
Total investments	$211,180,809	—	$4,388	$211,185,197

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Securities sold short	$2,885,901	—	—	$2,885,901

†	See Schedule of Investments for additional detailed categorizations.

(b) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security

28	ClearBridge Select Fund 2018 Annual Report

increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Short sale transactions. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at the time of replacement. The proceeds received by the Fund for the short sale are retained by the broker as collateral until the Fund replaces the borrowed security. If the market value of the security sold short increases, additional collateral may be required. The amount of collateral required is determined daily by reference to the market value of the short positions. Liabilities for securities sold short are marked-to-market daily and reported at market value in the financial statements.

Short sale transactions may result in a risk of loss that may exceed the amount shown on the Statement of Assets and Liabilities. A gain, limited to the price at which the Fund sold the security short, or a loss, potentially unlimited in size, will be recognized upon termination of a short sale. Dividends on short positions are recorded as a liability on the ex-dividend date and are shown in the Statement of Operations as Dividend Expense because the Fund must pay the dividend to the lender of the security.

Short selling is a technique that may be considered speculative, involves risk beyond the amount of money used to secure each transaction and may represent a form of leverage.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

ClearBridge Select Fund 2018 Annual Report	29

Notes to financial statements (cont’d)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

30	ClearBridge Select Fund 2018 Annual Report

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of October 31, 2018, the Fund did not have any open over-the-counter derivative transactions with credit related contingent features in a net liability position.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(j) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

ClearBridge Select Fund 2018 Annual Report	31

Notes to financial statements (cont’d)

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Accumulated Net Realized Gain
(a)	$813,252	$(813,252)

(a)	Reclassifications are due to a tax net operating loss which offsets short-term capital gains for tax purposes and book/tax differences in the treatment of partnership investments.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company, LLC (formerly Western Asset Management Company) (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.95% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays ClearBridge and Western Asset monthly an aggregate fee equal to 70% of the net management fee it receives from the Fund.

32	ClearBridge Select Fund 2018 Annual Report

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses, expenses related to short sales and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class FI, Class I and Class IS shares did not exceed 1.50%, 1.70%, 2.25%, 1.50%, 1.15% and 1.05%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

During the year ended October 31, 2018, fees waived and/or expenses reimbursed amounted to $179,174.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2018, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class A2	Class C
Sales charges	$34,983	$16,941	—
CDSCs	—	—	$390

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$176,418,364	*
Sales	22,642,751	*

*	Excluding securities sold short and covers on securities sold short in the amount of $1,990,503 and $5,342,518, respectively.

ClearBridge Select Fund 2018 Annual Report	33

Notes to financial statements (cont’d)

At October 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/ (Proceeds)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$205,310,010	$14,191,430	$(8,316,243)	$5,875,187
Securities sold short	(3,122,430)	236,529	—	236,529

4. Derivative instruments and hedging activities

At October 31, 2018, the Fund did not have any derivative instruments outstanding.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Written options	$17,233

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Risk
Written options	$(4,300)

During the year ended October 31, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options†	$112

†	At October 31, 2018, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C and Class FI shares calculated at the annual rate of 0.25%, 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

34	ClearBridge Select Fund 2018 Annual Report

For the year ended October 31, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$74,799	$38,466
Class A2[1]	1,597	2
Class C	13,926	1,919
Class FI	18,274	7,277
Class I	—	39,164
Class IS	—	993
Total	$108,596	$87,821

[1]	For the period September 14, 2018 (inception date) to October 31, 2018.

For the year ended October 31, 2018, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$52,106
Class A2[1]	960
Class C	2,412
Class FI	12,114
Class I	88,518
Class IS	23,064
Total	$179,174

[1]	For the period September 14, 2018 (inception date) to October 31, 2018.

6. Distributions to shareholders by class

	Year Ended October 31, 2018	Year Ended October 31, 2017
Net Realized Gains:
Class A	$131,413	$8,523
Class A2[1]	—	—
Class C	4,940	596
Class FI	1,195	423
Class I	186,628	24,372
Class IS	286,157	89,326
Total	$610,333	$123,240

[1]	For the period September 14, 2018 (inception date) to October 31, 2018.

7. Shares of beneficial interest

At October 31, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

ClearBridge Select Fund 2018 Annual Report	35

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended October 31, 2018				Year Ended October 31, 2017
	Shares		Amount		Shares	Amount
Class A
Shares sold	3,800,355		$93,979,602		566,911	$10,381,804
Shares issued on reinvestment	6,740		130,089		541	8,171
Shares repurchased	(1,322,856)		(32,752,365)		(313,212)	(5,509,776)
Net increase	2,484,239		$61,357,326		254,240	$4,880,199

Class A2
Shares sold	412,460	[1]	$10,367,813	[1]	—	—
Shares repurchased	(6,587)	[1]	(166,839)	[1]	—	—
Net increase	405,873	[1]	$10,200,974	[1]	—	—

Class C
Shares sold	229,649		$5,541,195		8,988	$152,651
Shares issued on reinvestment	236		4,392		40	596
Shares repurchased	(6,830)		(162,273)		(3,528)	(56,825)
Net increase	223,055		$5,383,314		5,500	$96,422

Class FI
Shares sold	775,435		$18,094,413		9,877	$176,600
Shares issued on reinvestment	62		1,195		28	423
Shares repurchased	(41,970)		(1,049,399)		(9,875)	(189,448)
Net increase (decrease)	733,527		$17,046,209		30	$(12,425)

Class I
Shares sold	4,707,942		$119,119,928		395,205	$6,719,489
Shares issued on reinvestment	8,358		164,824		870	13,394
Shares repurchased	(677,028)		(17,133,827)		(125,492)	(2,255,221)
Net increase	4,039,272		$102,150,925		270,583	$4,477,662

Class IS
Shares sold	263,386		$6,467,713		166,921	$3,164,695
Shares issued on reinvestment	14,540		286,157		5,812	89,326
Shares repurchased	(787,296)		(19,863,029)		(39,672)	(605,430)
Net increase (decrease)	(509,370)		$(13,109,159)		133,061	$2,648,591

[1]	For the period September 14, 2018 (inception date) to October 31, 2018.

36	ClearBridge Select Fund 2018 Annual Report

8. Restricted securities

The following Fund investment is restricted as to resale and, in the absence of readily ascertainable market values, are valued in good faith in accordance with procedures approved by the Board of Trustees.

Security	Number of Shares	Acquisition Date	Cost	Fair Value at 10/31/2018	Value Per Share	Percent of Net Assets
Turn Inc. (Escrow)	12,626	12/13	$18,564	$4,388	$0.35	0.00%

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$149,144	—
Net long-term capital gains	461,189	$123,240
Total distributions paid	$610,333	$123,240

As of October 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$1,408,999
Undistributed long-term capital gains — net	1,339,551
Total undistributed earnings	$2,748,550
Other book/tax temporary differences(a)	(29,912)
Unrealized appreciation (depreciation)(b)	6,111,716
Total accumulated earnings (losses) — net	$8,830,354

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between the book and tax cost basis of investments in partnerships, real estate investment trusts and certain investments.

ClearBridge Select Fund 2018 Annual Report	37

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Equity Trust and

Shareholders of ClearBridge Select Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge Select Fund (one of the funds constituting Legg Mason Partners Equity Trust, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and financial highlights for periods ended October 31, 2018 and for the year ended October 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period ended October 31, 2018 and financial highlights for the periods ended October 31, 2018 and for the year ended October 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2016 and the financial highlights for each of the periods ended on or prior to October 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 19, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

December 17, 2018

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not determined the specific year we began serving as auditor.

38	ClearBridge Select Fund 2018 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Select Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

ClearBridge Select Fund	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

40	ClearBridge Select Fund

Independent Trustees cont’d
John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	President (since 2017) and formerly, Founder and Senior Principal (1983 to 2017), Murphy Capital Management (investment management); and Senior Vice President, Peapack-Gladstone Bank (commercial bank) (since 2017)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (24 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (2013 to 2016)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Interested Trustee and Officer
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/ Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	138
Other board memberships held by Trustee during past five years	None

ClearBridge Select Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

42	ClearBridge Select Fund

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

ClearBridge Select Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Funds, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

44	ClearBridge Select Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2018:

Record date:	12/5/2017
Payable date:	12/6/2017
Ordinary income:
Qualified dividend income for individuals	30.61%
Dividends qualifying for the dividends
received deduction for corporations	27.30%
Long-term capital gain dividend	$0.328130
Qualified short-term capital gain dividend*	$0.106930

*	Qualified Short-Term Capital Gains eligible for exemption from U.S. withholding tax for nonresident shareholders and foreign corporations.

Please retain this information for your records.

ClearBridge Select Fund	45

ClearBridge

Select Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon (“BNY”)*

*	Effective March 12, 2018, BNY became custodian.

Transfer agent

BNYMellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

ClearBridge Select Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Select Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Select Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identify verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

CBAX016046 12/18 SR18-3495

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2017 and October 31, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $384,160 in October 31, 2017 and $404,744 in October 31, 2018.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2017 and $31,693 in October 31, 2018.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $47,930 in October 31, 2017 and $39,130 in October 31, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust., were $0 in October 31, 2017 and $0 in October 31, 2018.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for October 31, 2017 and October 31, 2018; Tax Fees were 100% and 100% for October 31, 2017 and October 31, 2018; and Other Fees were 100% and 100% for October 31, 2017 and October 31, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $160,000 in October 31, 2017 and $678,000 in October 31, 2018.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 26, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 26, 2018